UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 16, 2006

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PARLUX FRAGRANCES, INC.

(Exact name of registrant as specified in its charter)

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DELAWARE	0-15491	22-2562955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3725 S.W. 30th Avenue, Fort Lauderdale, Florida 33312

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone Number, including area code): 954-316-9008

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

Other Events

On August 16, 2006, Parlux Fragrances, Inc. (the “Company”) entered into a letter of intent to sell its Perry Ellis fragrance rights to Victory International (USA) LLC (“Victory”) for a total of up to $140 million: $120 million for the fragrance rights and up to $20 million for inventory. The letter of intent is subject to the execution of a definitive agreement and the approvals associated therewith. The press release announcing the letter of intent is attached to this current report on Form 8-K and is incorporated herein by reference.

ITEM 9.01

Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated August 16, 2006 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 21, 2006

PARLUX FRAGRANCES, INC.

/s/	FRANK A. BUTTACAVOLI
Frank A. Buttacavoli,
Executive Vice President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 16, 2006 (furnished herewith)